UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 5, 2020

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware .	1-11596 .	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	NASDAQ Capital Markets
Preferred Stock Purchase Rights		NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On November 5, 2020 at 11:00 AM ET, Perma-Fix Environmental Services, Inc. (the “Company”) will hold a conference call broadcast live over the Internet. A press release dated October 30, 2020, announcing the conference is attached hereto as Exhibit 99.1. A transcript of the conference call will also be available on the Company’s web page at www.perma-fix.com.

On November 5, 2020, the Company issued a press release to report its financial results for the three and nine months ended September 30, 2020. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information combined in this Item 2.02 of this Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated October 30, 2020
99.2	Press release dated November 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

		By:	/s/ Ben Naccarato
Ben Naccarato
Dated:	November 5, 2020		Executive Vice President, Chief Financial Officer and Chief Accounting Officer